Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Dear Investor,

On March 3, 2021, the company completed a sale of its entire ownership interest of approximately 52% in Genworth Mortgage Insurance Australia Limited (“Genworth Australia”) through an underwritten agreement. The company sold its approximately 214.3 million shares of Genworth Australia for AUD2.28 per share and received $370 million in net cash proceeds. In the first quarter of 2021, the company recorded an after-tax loss on sale of $3 million.

Genworth Australia, previously the primary business in the Australia Mortgage Insurance segment, is reported as discontinued operations for all periods presented. Accordingly, all prior periods reflected herein have been re-presented on this basis. The following table presents a reconciliation of adjusted operating income (loss) as previously reported to adjusted operating income (loss) re-presented to reflect the Australia mortgage insurance business as discontinued operations for the periods indicated:

	2020
(Amounts in millions)	4Q	3Q	2Q	1Q	Total
ADJUSTED OPERATING INCOME (LOSS) AS PREVIOUSLY REPORTED	$173	$132	$(21)	$33	$317
Remove Australia Mortgage Insurance segment adjusted operating (income) loss reported as discontinued operations	16	(7)	(1)	(9)	(1)
Adjustment for corporate overhead allocations, net of taxes(1)	(5)	(4)	(4)	(4)	(17)
Tax adjustments(2)	4	4	3	—	11

RE-PRESENTED ADJUSTED OPERATING INCOME (LOSS)	$188	$125	$(23)	$20	$310

(1)	Expenses previously reported in the Australia Mortgage Insurance segment and moved to Corporate and Other Activities.
(2)	Tax impacts resulting from the classification of Genworth Australia as discontinued operations.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes due in September 2021 for a pre-tax loss of $4 million. During 2020, the company repurchased $84 million principal amount of Genworth Holdings’ senior notes with 2021 maturity dates for a pre-tax gain of $3 million and $1 million in the second and first quarters of 2020, respectively. In January 2020, the company paid a pre-tax make-whole expense of $9 million related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in June 2020 and Rivermont Life Insurance Company I, the company’s indirect wholly-owned special purpose consolidated captive insurance subsidiary, early redeemed all of its $315 million outstanding non-recourse funding obligations originally due in 2050 resulting in a pre-tax loss of $4 million from the write-off of deferred borrowing costs. These transactions were excluded from adjusted operating income (loss) as they relate to gains (losses) on the early extinguishment of debt.

The company recorded a pre-tax expense of $21 million in the first quarter of 2021 and $1 million in each of the fourth, second and first quarters of 2020 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 and 38 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s U.S. mortgage insurance business. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans the company insures. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the U.S. mortgage insurance business, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,083	$10,893	$10,615	$10,196	$10,634
Total accumulated other comprehensive income	3,675	4,425	4,141	4,447	3,815

Total Genworth Financial, Inc.’s stockholders’ equity	$14,758	$15,318	$14,756	$14,643	$14,449

Book value per share	$29.14	$30.28	$29.19	$28.96	$28.61
Book value per share, excluding accumulated other comprehensive income	$21.88	$21.54	$20.99	$20.17	$21.05
Common shares outstanding as of the balance sheet date	506.5	505.8	505.6	505.6	505.1

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
U.S. GAAP Basis ROE	4.0%	1.7%	(1.0)%	(4.8)%	1.0%
Operating ROE(1)	4.3%	2.9%	1.2%	1.0%	2.8%

	Three months ended
Quarterly Average ROE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
U.S. GAAP Basis ROE	6.8%	9.9%	16.1%	(16.9)%	(2.5)%
Operating ROE(1)	6.1%	7.0%	4.8%	(0.9)%	0.7%

Basic and Diluted Shares	Three months ended March 31, 2021
Weighted-average common shares used in basic earnings per share calculations	506.0
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	7.8

Weighted-average common shares used in diluted earnings per share calculations	513.8

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$968	$970	$963	$957	$946	$3,836
Net investment income	801	846	820	779	782	3,227
Net investment gains (losses)	33	147	351	93	(99)	492
Policy fees and other income	183	191	184	174	180	729

Total revenues	1,985	2,154	2,318	2,003	1,809	8,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,218	1,157	1,273	1,447	1,337	5,214
Interest credited	131	132	137	139	141	549
Acquisition and operating expenses, net of deferrals	275	253	235	210	237	935
Amortization of deferred acquisition costs and intangibles	77	174	94	87	108	463
Interest expense	51	55	47	42	51	195

Total benefits and expenses	1,752	1,771	1,786	1,925	1,874	7,356

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	233	383	532	78	(65)	928
Provision (benefit) for income taxes	59	82	130	23	(5)	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	174	301	402	55	(60)	698
Income (loss) from discontinued operations, net of taxes(1)	21	(35)	34	(473)	(12)	(486)

NET INCOME (LOSS)	195	266	436	(418)	(72)	212
Less: net income (loss) from continuing operations attributable to noncontrolling interests	—	—	—	—	—	—
Less: net income (loss) from discontinued operations attributable to noncontrolling interests	8	(1)	18	23	(6)	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$187	$267	$418	$(441)	$(66)	$178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$174	$301	$402	$55	$(60)	$698
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	13	(34)	16	(496)	(6)	(520)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$187	$267	$418	$(441)	$(66)	$178

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.35	$0.60	$0.79	$0.11	$(0.12)	$1.38
Diluted	$0.34	$0.59	$0.79	$0.11	$(0.12)	$1.36
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.37	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.37	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Weighted-average common shares outstanding
Basic	506.0	505.6	505.6	505.4	504.3	505.2
Diluted(2)	513.8	512.5	511.5	512.5	504.3	511.6

(1)

Income (loss) from discontinued operations relates to the company’s former Australia mortgage insurance business that was sold on March 3, 2021 and its former lifestyle protection insurance business that was sold on December 1, 2015. Refer to page 30 for operating results of Genworth Australia reported as discontinued operations. In the first quarter of 2021, due to the sale of Genworth Australia, the company recorded an after-tax favorable adjustment of $11 million associated with a refinement to its tax matters agreement liability. During the first quarter of 2021 and the fourth, third and second quarters of 2020, the company recorded an after-tax loss of $1 million, $30 million, $22 million and $520 million, respectively, related to a secured promissory note with AXA S.A. (AXA) resulting from a settlement agreement reached in 2020 regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business. During the first quarter of 2021 and the third quarter of 2020, based on an updated estimate, the company adjusted a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in an after-tax benefit (loss) of $(4) million and $23 million, respectively.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$187	$267	$418	$(441)	$(66)	$178
Add: net income (loss) from continuing operations attributable to noncontrolling interests	—	—	—	—	—	—
Add: net income (loss) from discontinued operations attributable to noncontrolling interests	8	(1)	18	23	(6)	34

NET INCOME (LOSS)	195	266	436	(418)	(72)	212
Less: income (loss) from discontinued operations, net of taxes	21	(35)	34	(473)	(12)	(486)

INCOME (LOSS) FROM CONTINUING OPERATIONS	174	301	402	55	(60)	698
Less: net income (loss) from continuing operations attributable to noncontrolling interests	—	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	174	301	402	55	(60)	698

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(33)	(144)	(350)	(97)	88	(503)
(Gains) losses on early extinguishment of debt	4	—	—	(3)	12	9
Expenses related to restructuring	21	1	—	1	1	3
Taxes on adjustments	2	30	73	21	(21)	103

ADJUSTED OPERATING INCOME (LOSS)	$168	$188	$125	$(23)	$20	$310

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$126	$95	$141	$(3)	$148	$381
U.S. Life Insurance segment:
Long-Term Care Insurance	95	129	59	48	1	237
Life Insurance	(63)	(20)	(69)	(81)	(77)	(247)
Fixed Annuities	30	20	24	28	6	78

Total U.S. Life Insurance segment	62	129	14	(5)	(70)	68

Runoff segment	12	13	19	24	(13)	43
Corporate and Other	(32)	(49)	(49)	(39)	(45)	(182)

ADJUSTED OPERATING INCOME (LOSS)	$168	$188	$125	$(23)	$20	$310

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.37	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.37	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Adjusted operating income (loss) per share
Basic	$0.33	$0.37	$0.25	$(0.05)	$0.04	$0.61
Diluted	$0.33	$0.37	$0.25	$(0.05)	$0.04	$0.61
Weighted-average common shares outstanding
Basic	506.0	505.6	505.6	505.4	504.3	505.2
Diluted(2)	513.8	512.5	511.5	512.5	504.3	511.6

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$60,231	$63,495	$62,372	$61,579	$57,396
Equity securities, at fair value	238	386	575	154	146
Commercial mortgage loans(2)	6,787	6,774	6,911	6,945	6,944
Less: Allowance for credit losses	(32)	(31)	(31)	(28)	(29)

Commercial mortgage loans, net	6,755	6,743	6,880	6,917	6,915
Policy loans	1,976	1,978	2,153	2,182	2,052
Other invested assets	1,759	2,099	2,171	2,362	2,338

Total investments	70,959	74,701	74,151	73,194	68,847
Cash, cash equivalents and restricted cash	1,964	2,561	2,740	2,523	2,406
Accrued investment income	704	655	635	587	693
Deferred acquisition costs	1,247	1,487	1,585	1,682	1,866
Intangible assets	155	157	165	177	214
Reinsurance recoverable	16,788	16,864	16,832	16,942	17,118
Less: Allowance for credit losses	(44)	(45)	(44)	(44)	(42)

Reinsurance recoverable, net	16,744	16,819	16,788	16,898	17,076
Other assets	439	404	419	428	418
Deferred tax asset	314	65	201	235	271
Separate account assets	6,032	6,081	5,700	5,536	4,967
Assets related to discontinued operations(3)	—	2,817	2,541	2,377	2,086

Total assets	$98,558	$105,747	$104,925	$103,637	$98,844

(1)

Amortized cost of $53,470 million, $53,417 million, $53,241 million, $52,902 million and $52,502 million as of March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively, and allowance for credit losses of $3 million, $4 million, $5 million, $7 million and $— as of March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020.
(3)

Prior to the sale on March 3, 2021, the assets of Genworth Australia were segregated in the consolidated balance sheets. The major asset categories of Genworth Australia reported as discontinued operations were as follows:

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$—	$2,295	$2,044	$1,965	$1,655
Equity securities, at fair value	—	90	54	52	42
Other invested assets	—	154	231	111	127

Total investments	—	2,539	2,329	2,128	1,824
Cash, cash equivalents and restricted cash	—	95	40	74	77
Accrued investment income	—	16	15	14	14
Deferred acquisition costs	—	42	38	36	32
Intangible assets and goodwill	—	43	44	46	49
Reinsurance recoverable	—	—	—	2	4
Less: Allowance for credit losses	—	—	—	—	—

Reinsurance recoverable, net	—	—	—	2	4
Other assets	—	40	26	26	38
Deferred tax asset	—	42	49	51	48

Assets related to discontinued operations	$—	$2,817	$2,541	$2,377	$2,086

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$40,634	$42,695	$41,995	$41,463	$39,339
Policyholder account balances	19,999	21,503	22,731	22,921	22,313
Liability for policy and contract claims	11,415	11,486	11,135	11,054	10,948
Unearned premiums	728	775	794	810	846
Other liabilities	1,710	1,614	1,822	1,941	1,543
Long-term borrowings	2,922	3,403	3,401	2,679	2,729
Separate account liabilities	6,032	6,081	5,700	5,536	4,967
Liabilities related to discontinued operations(1)	360	2,370	2,115	2,145	1,325

Total liabilities	83,800	89,927	89,693	88,549	84,010

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,011	12,008	11,997	11,996	11,993
Accumulated other comprehensive income (loss)	3,675	4,425	4,141	4,447	3,815
Retained earnings	1,771	1,584	1,317	899	1,340
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,758	15,318	14,756	14,643	14,449
Noncontrolling interests	—	502	476	445	385

Total equity	14,758	15,820	15,232	15,088	14,834

Total liabilities and equity	$98,558	$105,747	$104,925	$103,637	$98,844

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business. Liabilities related to discontinued operations also includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business. In addition, prior to the sale on March 3, 2021, the liabilities of Genworth Australia were segregated in the consolidated balance sheets. The major liability categories of Genworth Australia reported as discontinued operations were as follows:

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
LIABILITIES
Liability for policy and contract claims	$—	$331	$238	$226	$184
Unearned premiums	—	1,193	1,052	994	876
Other liabilities	—	104	91	92	102
Long-term borrowings	—	145	169	138	122

Liabilities related to discontinued operations	$—	$1,773	$1,550	$1,450	$1,284

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2021
	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,572	$63,435	$2,640	$1,980	$73,627
Deferred acquisition costs and intangible assets	42	1,226	123	11	1,402
Reinsurance recoverable, net	—	16,064	680	—	16,744
Deferred tax and other assets	69	(373)	46	1,011	753
Separate account assets	—	—	6,032	—	6,032

Total assets	$5,683	$80,352	$9,521	$3,002	$98,558

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$40,632	$2	$—	$40,634
Policyholder account balances	—	16,969	3,030	—	19,999
Liability for policy and contract claims	603	10,785	17	10	11,415
Unearned premiums	281	444	3	—	728
Other liabilities	105	824	49	732	1,710
Borrowings	739	—	—	2,183	2,922
Separate account liabilities	—	—	6,032	—	6,032
Liabilities related to discontinued operations	—	—	—	360	360

Total liabilities	1,728	69,654	9,133	3,285	83,800

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,816	7,660	381	(774)	11,083
Allocated accumulated other comprehensive income (loss)	139	3,038	7	491	3,675

Total Genworth Financial, Inc.’s stockholders’ equity	3,955	10,698	388	(283)	14,758
Noncontrolling interests	—	—	—	—	—

Total equity	3,955	10,698	388	(283)	14,758

Total liabilities and equity	$5,683	$80,352	$9,521	$3,002	$98,558

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2020
	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,528	$67,149	$2,786	$2,454	$77,917
Deferred acquisition costs and intangible assets	44	1,448	142	10	1,644
Reinsurance recoverable, net	—	16,122	697	—	16,819
Deferred tax and other assets	55	(48)	29	433	469
Separate account assets	—	—	6,081	—	6,081
Assets related to discontinued operations	—	—	—	2,817	2,817

Total assets	$5,627	$84,671	$9,735	$5,714	$105,747

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$42,693	$2	$—	$42,695
Policyholder account balances	—	18,385	3,118	—	21,503
Liability for policy and contract claims	555	10,908	12	11	11,486
Unearned premiums	307	465	3	—	775
Other liabilities	121	715	42	736	1,614
Borrowings	738	—	—	2,665	3,403
Separate account liabilities	—	—	6,081	—	6,081
Liabilities related to discontinued operations	—	—	—	2,370	2,370

Total liabilities	1,721	73,166	9,258	5,782	89,927

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,696	7,352	437	(592)	10,893
Allocated accumulated other comprehensive income (loss)	210	4,153	40	22	4,425

Total Genworth Financial, Inc.’s stockholders’ equity	3,906	11,505	477	(570)	15,318
Noncontrolling interests	—	—	—	502	502

Total equity	3,906	11,505	477	(68)	15,820

Total liabilities and equity	$5,627	$84,671	$9,735	$5,714	$105,747

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of December 31, 2020	$29	$2,629	$151	$2,809
Costs deferred	2	—	—	2
Amortization, net of interest accretion	(2)	(62)	(4)	(68)

Unamortized balance as of March 31, 2021	29	2,567	147	2,743
Effect of accumulated net unrealized investment (gains) losses	—	(1,469)	(27)	(1,496)

Balance as of March 31, 2021	$29	$1,098	$120	$1,247

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$252	$251	$251	$243	$226	$971
Net investment income	35	35	34	31	33	133
Net investment gains (losses)	(1)	(1)	(2)	(1)	—	(4)
Policy fees and other income	2	2	1	1	2	6

Total revenues	288	287	284	274	261	1,106

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	55	89	45	228	19	381
Acquisition and operating expenses, net of deferrals	57	55	54	47	50	206
Amortization of deferred acquisition costs and intangibles	4	10	3	4	4	21
Interest expense	13	12	6	—	—	18

Total benefits and expenses	129	166	108	279	73	626

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	159	121	176	(5)	188	480
Provision (benefit) for income taxes	34	26	37	(1)	40	102

INCOME (LOSS) FROM CONTINUING OPERATIONS	125	95	139	(4)	148	378

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	1	2	1	—	4
Taxes on adjustments	—	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME (LOSS)	$126	$95	$141	$(3)	$148	$381

SALES:
Primary New Insurance Written (NIW)	$24,900	$27,000	$26,600	$28,400	$17,900	$99,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Primary New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2021		2020
	1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Product
Monthly	$23,400	94%	$24,700	92%	$23,400	88%	$25,800	91%	$16,200	91%
Single	1,400	6	2,200	8	3,100	12	2,500	9	1,500	8
Other(1)	100	—	100	—	100	—	100	—	200	1

Total Primary	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Origination
Purchase	$15,500	62%	$17,800	66%	$20,000	75%	$17,400	61%	$12,000	67%
Refinance	9,400	38	9,200	34	6,600	25	11,000	39	5,900	33

Total Primary	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

FICO Scores
Over 760	$10,500	42%	$10,500	39%	$11,300	43%	$12,300	43%	$7,500	42%
740-759	3,800	15	4,300	16	4,100	15	4,800	17	3,200	18
720-739	3,400	14	4,000	15	3,500	13	4,200	15	2,600	14
700-719	3,000	12	3,600	13	3,100	12	3,300	11	2,200	12
680-699	2,500	10	2,700	10	2,400	9	2,200	8	1,500	8
660-679(2)	1,000	4	1,100	4	1,300	5	900	3	500	3
640-659	500	2	600	2	600	2	500	2	300	2
620-639	200	1	200	1	300	1	200	1	100	1
<620	—	—	—	—	—	—	—	—	—	—

Total Primary	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Loan-To-Value Ratio
95.01% and above	$2,200	9%	$2,900	11%	$3,700	14%	$3,200	11%	$1,800	10%
90.01% to 95.00%	9,500	38	11,100	41	11,700	44	12,300	43	7,700	43
85.01% to 90.00%	8,400	34	8,100	30	7,100	27	8,100	29	5,500	31
85.00% and below	4,800	19	4,900	18	4,100	15	4,800	17	2,900	16

Total Primary	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Debt-To-Income Ratio
45.01% and above	$2,600	10%	$3,100	11%	$3,100	12%	$4,000	14%	$3,500	20%
38.01% to 45.00%	8,700	35	10,200	38	9,900	37	9,600	34	6,000	33
38.00% and below	13,600	55	13,700	51	13,600	51	14,800	52	8,400	47

Total Primary	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$226	$229	$240	$217	$208	$894

Primary Insurance In-Force(1)	$210,200	$207,900	$203,000	$197,000	$188,000

Risk In-Force
Primary(2)	$52,866	$52,475	$51,393	$49,868	$47,740
Pool	134	146	156	169	179

Total Risk In-Force	$53,000	$52,621	$51,549	$50,037	$47,919

Expense Ratio (Net Earned Premiums)(3)	24%	26%	23%	21%	24%	23%

Primary Persistency	56%	57%	59%	59%	74%	59%

Combined Risk To Capital Ratio(4)	11.7:1	12.1:1	12.1:1	12.0:1	12.2:1

GMICO Risk To Capital Ratio(4),(5)	11.9:1	12.3:1	12.3:1	12.2:1	12.4:1

PMIERs Available Assets(6)	$4,769	$4,588	$4,451	$4,218	$3,974

PMIERs Net Required Assets(6)	$3,005	$3,359	$3,377	$2,943	$2,803

Available Assets Above PMIERs Requirements(6)	$1,764	$1,229	$1,074	$1,275	$1,171

PMIERs Sufficiency Ratio(6)	159%	137%	132%	143%	142%

Average Primary Loan Size (in thousands)	$228	$225	$222	$220	$217

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid principal balance for loans the company insures. Original loan balances are primarily used to determine premiums.
(2)

Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)	Genworth Mortgage Insurance Corporation (GMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within the published PMIERs. The current period PMIERs sufficiency is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the U.S. mortgage insurance business which remain in effect until certain conditions are met. These restrictions currently require GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)	$54.7	$47.2	$55.6	$47.1	$45.0

Average Reserve Per Primary Delinquency (in thousands)(1)	$13.6	$11.5	$8.8	$7.1	$13.1

Reserves:
Primary direct case	$564	$517	$436	$379	$202
All other(2)	39	38	38	60	28

Total Reserves	$603	$555	$474	$439	$230

Beginning Reserves	$555	$474	$439	$230	$233	$233
Paid claims	(7)	(8)	(10)	(19)	(22)	(59)
Increase in reserves	55	89	45	228	19	381

Ending Reserves	$603	$555	$474	$439	$230	$555

Loss Ratio(3)	22%	35%	18%	94%	8%	39%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary direct case reserves divided by primary delinquency count.
(2)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(3)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	922,186	924,624	913,974	896,232	868,111
Primary delinquent loans	41,332	44,904	49,692	53,587	15,417
Primary delinquency rate	4.48%	4.86%	5.44%	5.98%	1.78%

Beginning Number of Primary Delinquencies	44,904	49,692	53,587	15,417	16,392	16,392
New delinquencies	10,053	11,923	16,664	48,373	8,114	85,074
Delinquency cures	(13,478)	(16,548)	(20,404)	(9,795)	(8,649)	(55,396)
Paid claims	(134)	(152)	(152)	(404)	(440)	(1,148)
Rescissions and claim denials	(13)	(11)	(3)	(4)	—	(18)

Ending Number of Primary Delinquencies	41,332	44,904	49,692	53,587	15,417	44,904

Composition of Cures
Reported delinquent and cured-intraquarter	1,549	1,433	1,939	3,992	2,236
Number of missed payments delinquent prior to cure:
3 payments or less	4,812	5,567	13,022	4,522	4,850
4 - 11 payments	6,849	9,347	5,239	1,122	1,389
12 payments or more	268	201	204	159	174

Total	13,478	16,548	20,404	9,795	8,649

Primary Delinquencies by Missed Payment Status
3 payments or less	8,296	10,484	13,904	43,158	7,650
4 - 11 payments	21,011	30,324	32,366	7,448	4,909
12 payments or more	12,025	4,096	3,422	2,981	2,858

Primary Delinquencies	41,332	44,904	49,692	53,587	15,417

	March 31, 2021
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$40	$436	9%
4 - 11 payments in default	227	1,232	18%
12 payments or more in default	297	724	41%

Total	$564	$2,392	24%

	December 31, 2020
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$43	$549	8%
4 - 11 payments in default	331	1,853	18%
12 payments or more in default	143	204	70%

Total	$517	$2,606	20%

(1)	Primary direct case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	March 31, 2021
Policy Year	Average Rate(1)	% of Direct Case Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.15%	3%	$663	—%	$189	—%	16.74%
2005 to 2008	5.53%	26	9,837	5	2,516	5	13.27%
2009 to 2013	4.22%	2	2,394	1	651	1	6.29%
2014	4.47%	3	3,176	1	859	2	6.21%
2015	4.16%	5	6,729	3	1,795	3	5.69%
2016	3.88%	9	13,214	6	3,503	7	5.32%
2017	4.25%	11	13,817	7	3,556	7	6.58%
2018	4.77%	13	14,618	7	3,671	7	7.86%
2019	4.21%	19	33,429	16	8,361	16	5.73%
2020	3.27%	9	87,599	42	21,787	41	1.36%
2021	2.89%	—	24,711	12	5,978	11	0.03%

Total	3.75%	100%	$210,187	100%	$52,866	100%	4.48%

	March 31, 2021		December 31, 2020		March 31, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$9,151	17%	$9,279	18%	$8,482	18%
90.01% to 95.00%	26,637	51	26,774	51	24,703	52
80.01% to 90.00%	17,060	32	16,401	31	14,532	30
80.00% and below	18	—	21	—	23	—

Total	$52,866	100%	$52,475	100%	$47,740	100%

	March 31, 2021		December 31, 2020		March 31, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$19,829	37%	$19,691	37%	$18,216	38%
740-759	8,442	16	8,497	16	7,986	17
720-739	7,715	15	7,673	15	6,970	15
700-719	6,678	13	6,579	12	5,688	12
680-699	5,231	10	5,100	10	4,417	9
660-679(3)	2,484	5	2,442	5	2,110	4
640-659	1,485	3	1,472	3	1,322	3
620-639	734	1	737	1	701	1
<620	268	—	284	1	330	1

Total	$52,866	100%	$52,475	100%	$47,740	100%

(1)	Average annual mortgage interest rate weighted by insurance in-force.
(2)	Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
(3)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$714	$717	$711	$712	$718	$2,858
Net investment income	716	765	726	692	695	2,878
Net investment gains (losses)	42	121	348	118	(70)	517
Policy fees and other income	148	157	152	142	144	595

Total revenues	1,620	1,760	1,937	1,664	1,487	6,848

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,155	1,050	1,221	1,213	1,297	4,781
Interest credited	90	91	95	97	100	383
Acquisition and operating expenses, net of deferrals	192	164	158	147	151	620
Amortization of deferred acquisition costs and intangibles	68	161	87	83	87	418
Interest expense	—	—	—	—	5	5

Total benefits and expenses	1,505	1,466	1,561	1,540	1,640	6,207

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	115	294	376	124	(153)	641
Provision (benefit) for income taxes	32	70	87	33	(27)	163

INCOME (LOSS) FROM CONTINUING OPERATIONS	83	224	289	91	(126)	478

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(41)	(123)	(348)	(121)	67	(525)
Losses on early extinguishment of debt	—	—	—	—	4	4
Expenses related to restructuring	14	1	—	—	—	1
Taxes on adjustments	6	27	73	25	(15)	110

ADJUSTED OPERATING INCOME (LOSS)	$62	$129	$14	$(5)	$(70)	$68

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(42)	$(121)	$(348)	$(118)	$70	$(517)
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(41)	$(123)	$(348)	$(121)	$67	$(525)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$646	$668	$661	$649	$642	$2,620
Net investment income	465	499	456	422	419	1,796
Net investment gains (losses)	27	118	347	129	(55)	539
Policy fees and other income	2	3	2	—	—	5

Total revenues	1,140	1,288	1,466	1,200	1,006	4,960

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	829	863	901	876	928	3,568
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	141	114	108	103	101	426
Amortization of deferred acquisition costs and intangibles	24	21	25	21	24	91
Interest expense	—	—	—	—	—	—

Total benefits and expenses	994	998	1,034	1,000	1,053	4,085

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	146	290	432	200	(47)	875
Provision (benefit) for income taxes	38	69	99	49	(4)	213

INCOME (LOSS) FROM CONTINUING OPERATIONS	108	221	333	151	(43)	662
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(27)	(118)	(347)	(129)	55	(539)
Expenses related to restructuring	10	1	—	—	—	1
Taxes on adjustments	4	25	73	26	(11)	113

ADJUSTED OPERATING INCOME	$95	$129	$59	$48	$1	$237

RATIOS:
Loss Ratio(1)	62%	65%	71%	69%	78%	71%
Gross Benefits Ratio(2)	128%	129%	136%	135%	145%	136%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$68	$49	$50	$63	$76	$238
Net investment income	125	131	131	127	130	519
Net investment gains (losses)	12	10	4	5	1	20
Policy fees and other income	143	151	148	140	141	580

Total revenues	348	341	333	335	348	1,357

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	282	131	269	289	302	991
Interest credited	56	55	57	57	59	228
Acquisition and operating expenses, net of deferrals	40	38	39	34	39	150
Amortization of deferred acquisition costs and intangibles	41	133	52	53	44	282
Interest expense	—	—	—	—	5	5

Total benefits and expenses	419	357	417	433	449	1,656

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(16)	(84)	(98)	(101)	(299)
Benefit for income taxes	(15)	(3)	(18)	(21)	(22)	(64)

LOSS FROM CONTINUING OPERATIONS	(56)	(13)	(66)	(77)	(79)	(235)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(12)	(10)	(4)	(5)	(1)	(20)
Losses on early extinguishment of debt	—	—	—	—	4	4
Expenses related to restructuring	3	—	—	—	—	—
Taxes on adjustments	2	3	1	1	(1)	4

ADJUSTED OPERATING LOSS	$(63)	$(20)	$(69)	$(81)	$(77)	$(247)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	126	135	139	143	146	563
Net investment gains (losses)	3	(7)	(3)	(16)	(16)	(42)
Policy fees and other income	3	3	2	2	3	10

Total revenues	132	131	138	129	133	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	56	51	48	67	222
Interest credited	34	36	38	40	41	155
Acquisition and operating expenses, net of deferrals	11	12	11	10	11	44
Amortization of deferred acquisition costs and intangibles	3	7	10	9	19	45
Interest expense	—	—	—	—	—	—

Total benefits and expenses	92	111	110	107	138	466

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	40	20	28	22	(5)	65
Provision (benefit) for income taxes	9	4	6	5	(1)	14

INCOME (LOSS) FROM CONTINUING OPERATIONS	31	16	22	17	(4)	51

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(2)	5	3	13	13	34
Expenses related to restructuring	1	—	—	—	—	—
Taxes on adjustments	—	(1)	(1)	(2)	(3)	(7)

ADJUSTED OPERATING INCOME	$30	$20	$24	$28	$6	$78

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(3)	$7	$3	$16	$16	$42
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(2)	$5	$3	$13	$13	$34

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$49	$52	$55	$54	$49	$210
Net investment gains (losses)	(6)	30	15	4	(75)	(26)
Policy fees and other income	33	32	33	32	33	130

Total revenues	76	114	103	90	7	314

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	17	7	4	20	48
Interest credited	41	41	42	42	41	166
Acquisition and operating expenses, net of deferrals	13	12	12	11	13	48
Amortization of deferred acquisition costs and intangibles	5	3	4	(1)	17	23

Total benefits and expenses	67	73	65	56	91	285

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	41	38	34	(84)	29
Provision (benefit) for income taxes	1	8	8	6	(18)	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	8	33	30	28	(66)	25

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	5	(25)	(14)	(5)	67	23
Taxes on adjustments	(1)	5	3	1	(14)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$12	$13	$19	$24	$(13)	$43

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$6	$(30)	$(15)	$(4)	$75	$26
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	5	1	(1)	(8)	(3)

Net investment (gains) losses, net	$5	$(25)	$(14)	$(5)	$67	$23

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Adjusted Operating Loss—Corporate and Other(1),(2)

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$1	$2	$2	$7
Net investment income	1	(6)	5	2	5	6
Net investment gains (losses)	(2)	(3)	(10)	(28)	46	5
Policy fees and other income	—	—	(2)	(1)	1	(2)

Total revenues	1	(7)	(6)	(25)	54	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	—	2	1	4
Acquisition and operating expenses, net of deferrals	13	22	11	5	23	61
Amortization of deferred acquisition costs and intangibles	—	—	—	1	—	1
Interest expense	38	43	41	42	46	172

Total benefits and expenses	51	66	52	50	70	238

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(50)	(73)	(58)	(75)	(16)	(222)
Benefit for income taxes	(8)	(22)	(2)	(15)	—	(39)

LOSS FROM CONTINUING OPERATIONS	(42)	(51)	(56)	(60)	(16)	(183)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	2	3	10	28	(46)	(5)
(Gains) losses on early extinguishment of debt	4	—	—	(3)	8	5
Expenses related to restructuring	7	—	—	1	1	2
Taxes on adjustments	(3)	(1)	(3)	(5)	8	(1)

ADJUSTED OPERATING LOSS	$(32)	$(49)	$(49)	$(39)	$(45)	$(182)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.
(2)

Income (loss) from discontinued operations is considered part of Corporate and Other activities but is excluded from the above table. Income (loss) from discontinued operations on pages 8 and 9 herein include operating results of Genworth Australia that was sold on March 3, 2021 and amounts related to the company’s former lifestyle protection insurance business that was sold on December 1, 2015. Operating results of Genworth Australia reported as discontinued operations were as follows:

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$51	$72	$71	$62	$69	$274
Net investment income	4	8	7	7	11	33
Net investment gains (losses)	(5)	29	24	66	(53)	66
Policy fees and other income	—	—	—	—	1	1

Total revenues	50	109	102	135	28	374

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	88	26	39	24	177
Acquisition and operating expenses, net of deferrals	7	14	14	13	12	53
Amortization of deferred acquisition costs and intangibles	6	8	7	6	8	29
Goodwill impairment	—	—	—	5	—	5
Interest expense	1	2	2	2	1	7

Total benefits and expenses	25	112	49	65	45	271

INCOME (LOSS) BEFORE INCOME TAXES AND LOSS ON SALE	25	(3)	53	70	(17)	103
Provision (benefit) for income taxes	7	2	20	23	(5)	40

INCOME (LOSS) BEFORE LOSS ON SALE	18	(5)	33	47	(12)	63
Loss on sale, net of taxes	(3)	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	15	(5)	33	47	(12)	63

Less: net income (loss) from discontinued operations attributable to noncontrolling interests	8	(1)	18	23	(6)	34

INCOME (LOSS) FROM DISCONTINUED OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$7	$(4)	$15	$24	$(6)	$29

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Investments Summary

(amounts in millions)

		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$33,376	47%	$35,678	46%	$34,742	45%	$34,868	46%	$32,313	45%
	Private fixed maturity securities	13,402	18	13,734	18	13,522	17	13,148	17	12,025	17
	Residential mortgage-backed securities(1)	1,766	2	1,900	2	2,042	3	2,151	3	2,243	3
	Commercial mortgage-backed securities	2,770	4	2,955	4	2,957	4	2,952	4	2,963	4
	Other asset-backed securities	2,806	4	3,076	4	3,028	4	2,708	4	2,873	4
	State and political subdivisions	3,135	4	3,165	4	3,110	4	2,995	4	2,861	4
	Non-investment grade fixed maturity securities	2,976	4	2,987	4	2,971	4	2,757	4	2,118	3
	Equity securities:
	Common stocks and mutual funds	155	—	296	—	475	1	52	—	49	—
	Preferred stocks	83	—	90	—	100	—	102	—	97	—
	Commercial mortgage loans, net	6,755	9	6,743	9	6,880	9	6,917	9	6,915	10
	Policy loans	1,976	3	1,978	3	2,153	3	2,182	3	2,052	3
	Cash, cash equivalents, restricted cash and short-term investments	1,981	3	2,606	3	2,788	3	2,629	3	2,499	4
	Securities lending	68	—	67	—	75	—	59	—	58	—
Other invested assets:	Limited partnerships	1,160	2	1,049	1	844	1	764	1	671	1
	Derivatives:
	Interest rate swaps	84	—	468	1	708	1	939	1	1,002	1
	Foreign currency swaps	—	—	1	—	10	—	17	—	21	—
	Equity index options	53	—	63	—	67	—	66	—	62	—
	Other foreign currency contracts	27	—	42	—	17	—	—	—	11	—
	Other	350	—	364	1	402	1	411	1	420	1

	Total invested assets and cash	$72,923	100%	$77,262	100%	$76,891	100%	$75,717	100%	$71,253	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$8,308	20%	$9,252	21%	$9,409	21%	$10,292	24%	$10,691	26%
	AA	3,500	8	3,699	8	3,661	8	3,613	8	3,478	8
	A	10,986	26	11,784	26	11,852	27	11,751	27	11,078	27
	BBB	17,581	42	18,327	41	17,275	40	16,583	38	14,644	36
	BB	1,579	4	1,634	4	1,607	4	1,496	3	1,130	3
	B	69	—	74	—	71	—	73	—	50	—
	CCC and lower	6	—	6	—	42	—	24	—	21	—

	Total public fixed maturity securities	$42,029	100%	$44,776	100%	$43,917	100%	$43,832	100%	$41,092	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$973	5%	$1,103	6%	$1,099	6%	$1,027	6%	$979	6%
	AA	1,882	10	2,020	11	2,010	11	1,957	11	1,825	11
	A	5,188	29	5,482	29	5,377	29	5,179	29	4,792	29
	BBB	8,837	49	8,841	47	8,718	47	8,420	47	7,791	48
	BB	1,117	6	1,042	6	1,054	6	993	6	818	5
	B	197	1	219	1	183	1	160	1	98	1
	CCC and lower	8	—	12	—	14	—	11	—	1	—

	Total private fixed maturity securities	$18,202	100%	$18,719	100%	$18,455	100%	$17,747	100%	$16,304	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,273	7%	$4,805	8%	$4,792	8%	$5,602	9%	$5,771	10%
State and political subdivisions	3,135	5	3,165	5	3,110	5	2,995	5	2,861	5
Foreign government	820	1	854	1	747	1	689	1	616	1
U.S. corporate	34,107	57	35,857	56	35,004	56	34,184	55	30,894	54
Foreign corporate	10,485	17	10,811	17	10,595	17	10,201	17	9,104	16
Residential mortgage-backed securities	1,774	3	1,909	3	2,075	3	2,184	4	2,273	4
Commercial mortgage-backed securities	2,794	5	2,974	5	2,976	5	2,970	5	2,981	5
Other asset-backed securities	2,843	5	3,120	5	3,073	5	2,754	4	2,896	5

Total fixed maturity securities	$60,231	100%	$63,495	100%	$62,372	100%	$61,579	100%	$57,396	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$10,807	25%	$11,303	25%	$10,723	24%	$10,299	22%	$9,248	23%
Utilities	5,736	13	6,019	13	5,985	13	6,000	14	5,518	14
Energy	3,417	8	3,496	7	3,337	7	3,170	7	2,782	7
Consumer - non-cyclical	6,545	15	6,977	15	6,867	15	6,744	15	6,089	15
Consumer - cyclical	1,922	4	1,944	4	2,043	4	2,004	5	1,797	4
Capital goods	3,275	7	3,431	7	3,485	8	3,469	8	3,040	8
Industrial	2,299	5	2,390	5	2,273	5	2,205	5	2,057	5
Technology and communications	4,376	10	4,589	10	4,258	9	4,150	9	3,905	10
Transportation	1,877	4	2,053	4	2,135	5	2,120	5	2,023	5
Other	1,516	3	1,639	4	1,702	4	1,664	4	1,576	4

Subtotal	41,770	94	43,841	94	42,808	94	41,825	94	38,035	95

Non-Investment Grade:
Finance and insurance	243	1	275	1	288	1	256	1	210	1
Utilities	94	—	97	—	95	—	97	—	76	—
Energy	712	1	767	2	738	2	673	2	389	1
Consumer - non-cyclical	243	1	233	—	219	—	217	—	195	1
Consumer - cyclical	389	1	374	1	347	1	295	1	223	1
Capital goods	152	—	136	—	152	—	130	—	148	—
Industrial	356	1	340	1	340	1	288	1	193	—
Technology and communications	488	1	463	1	451	1	434	1	416	1
Transportation	18	—	17	—	56	—	49	—	29	—
Other	127	—	125	—	105	—	121	—	84	—

Subtotal	2,822	6	2,827	6	2,791	6	2,560	6	1,963	5

Total	$44,592	100%	$46,668	100%	$45,599	100%	$44,385	100%	$39,998	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,291	2%	$1,305	2%	$1,375	2%	$1,406	2%	$1,255	2%
Due after one year through five years	8,926	15	9,185	14	8,998	15	8,809	14	8,022	14
Due after five years through ten years	14,904	24	14,759	23	14,548	23	14,182	23	12,344	22
Due after ten years	27,699	46	30,243	48	29,327	47	29,274	48	27,625	48

Subtotal	52,820	87	55,492	87	54,248	87	53,671	87	49,246	86
Mortgage and asset-backed securities	7,411	13	8,003	13	8,124	13	7,908	13	8,150	14

Total fixed maturity securities	$60,231	100%	$63,495	100%	$62,372	100%	$61,579	100%	$57,396	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$599	$618	$625	$594	$611	$2,448
Fixed maturity securities - non-taxable	2	1	2	1	2	6
Equity securities	3	5	3	2	2	12
Commercial mortgage loans	78	94	82	84	85	345
Other invested assets	58	65	57	52	49	223
Limited partnerships	31	38	22	14	(2)	72
Policy loans	50	50	51	49	49	199
Cash, cash equivalents, restricted cash and short-term investments	—	—	1	4	10	15

Gross investment income before expenses and fees	821	871	843	800	806	3,320
Expenses and fees	(20)	(25)	(23)	(21)	(24)	(93)

Net investment income	$801	$846	$820	$779	$782	$3,227

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.6%	4.7%	4.5%	4.7%	4.7%
Fixed maturity securities - non-taxable	6.3%	3.1%	6.2%	2.6%	5.2%	4.3%
Equity securities	3.8%	4.2%	3.3%	5.3%	4.8%	4.2%
Commercial mortgage loans	4.6%	5.5%	4.8%	4.9%	4.9%	5.0%
Other invested assets(1)	65.0%	67.9%	56.2%	50.0%	48.2%	56.0%
Limited partnerships(2)	11.2%	16.1%	10.9%	7.8%	(1.2)%	9.1%
Policy loans	10.1%	9.7%	9.4%	9.3%	9.5%	9.5%
Cash, cash equivalents, restricted cash and short-term investments	—%	—%	0.1%	0.6%	1.4%	0.5%

Gross investment income before expenses and fees	5.0%	5.2%	5.1%	4.9%	4.9%	5.0%
Expenses and fees	(0.2)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%

Net investment income	4.8%	5.1%	4.9%	4.8%	4.8%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 38 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2021	2020
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$4	$7	$2	$2	$2	$13
U.S. government, agencies and government-sponsored enterprises	—	—	316	94	—	410
Foreign corporate	1	5	1	(1)	—	5
Foreign government	—	—	—	1	—	1
Tax exempt	—	1	—	—	—	1
Mortgage-backed securities	(1)	11	—	4	—	15
Asset-backed securities	—	(1)	—	(2)	—	(3)

Total net realized gains (losses) on available-for-sale securities	4	23	319	98	2	442

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(2)	—	2	(7)	—	(5)
Write-down of available-for-sale fixed maturity securities	(1)	—	(4)	—	—	(4)
Net realized gains (losses) on equity securities sold	(5)	2	(3)	—	—	(1)
Net unrealized gains (losses) on equity securities still held	(8)	8	3	5	(12)	4
Limited partnerships	37	84	31	37	(40)	112
Commercial mortgage loans	(1)	—	(3)	1	—	(2)
Derivative instruments	8	26	9	(36)	(48)	(49)
Other	1	4	(3)	(5)	(1)	(5)

Net investment gains (losses), gross	33	147	351	93	(99)	492
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(3)	(1)	4	11	11

Net investment gains (losses), net	$33	$144	$350	$97	$(88)	$503

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$431	$178	$(106)	$(506)	$103
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,684	$10,618	$10,592	$10,618	$10,695
U.S. GAAP Basis ROE (1)/(2)	4.0%	1.7%	(1.0)%	(4.8)%	1.0%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$458	$310	$125	$109	$295
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,684	$10,618	$10,592	$10,618	$10,695
Operating ROE (1)/(2)	4.3%	2.9%	1.2%	1.0%	2.8%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$187	$267	$418	$(441)	$(66)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,988	$10,754	$10,406	$10,415	$10,693
Annualized U.S. GAAP Quarterly Basis ROE (3)/(4)	6.8%	9.9%	16.1%	(16.9)%	(2.5)%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$168	$188	$125	$(23)	$20
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,988	$10,754	$10,406	$10,415	$10,693
Annualized Operating Quarterly Basis ROE (3)/(4)	6.1%	7.0%	4.8%	(0.9)%	0.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Reconciliation of Reported Yield to Core Yield

		2021	2020
	(Assets - amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$72.9	$77.3	$76.9	$75.7	$71.3	$77.3
	Subtract:
	Securities lending	0.1	0.1	0.1	0.1	0.1	0.1
	Unrealized gains (losses)	6.9	10.7	9.9	9.7	6.0	10.7

	Adjusted end of period invested assets and cash	$65.9	$66.5	$66.9	$65.9	$65.2	$66.5

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$66.2	$66.7	$66.4	$65.6	$65.3	$66.0

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$801	$846	$820	$779	$782	$3,227
	Subtract:
	Bond calls and commercial mortgage loan prepayments	15	40	23	8	16	87
	Other non-core items(1)	2	6	6	2	7	21

(C)	Core Net Investment Income	$784	$800	$791	$769	$759	$3,119

(B) / (A)	Reported Yield	4.84%	5.07%	4.94%	4.75%	4.79%	4.89%
(C) / (A)	Core Yield	4.73%	4.80%	4.76%	4.69%	4.65%	4.73%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

Financial Strength Ratings As Of April 28, 2021

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Baa3 (Adequate)	N/A
Genworth Life Insurance Company	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	C++ (Marginal)

The ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “BB” (Marginal) has marginal financial security characteristics. The “BB” range is the fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “BB+” rating is the eleventh-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” (Adequate) range is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa3” rating is the tenth-highest of Moody’s 21 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have, in its opinion, a marginal ability to meet their ongoing insurance obligations. The “B” (Fair) and “C++” (Marginal) ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.